UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 7, 2005 (June 7, 2005)

ADVOCAT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
(Address of principal executive offices)

(615) 771-7575
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On June 7, 2005 Advocat Inc. (the “Company”) announce revisions to the estimated impact of the Proposed RUG Refinement Rule issued by the Centers for Medicare and Medicaid (CMS). A press release announcing the revised estimates is attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Number	Exhibit
99.1	Press release dated June 7, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVOCAT INC.

	By:	/s/ L. Glynn Riddle, Jr.

L. Glynn Riddle, Jr Chief Financial Officer

Date: June 7, 2005

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated June 7, 2005.